Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2017 through March 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review of 3,098 seasoned mortgage loans purchased by the Client in March 2018 and 1,125 seasoned mortgage loans previously purchased by the Client for a total Initial Securitization Population of 4,223 seasoned mortgage loans. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Subsequently, the securitization population was finalized with a total of 3,639 mortgage loans (the “Final Securitization Population”) through reduction of 584 seasoned mortgage loans from the Potential Securitization Population for various reasons. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 1,878 unique mortgage loans as follows: Compliance Review (1,878 mortgage loans), Title Review (798 mortgage loans), Data Integrity Review (555 mortgage loans), Pay History Review (489 mortgage loans), and Collection Comments Review (3 mortgage loans).

Compliance Reviews 1,878 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC selections originally started a random sample of 433 mortgage loans for review and an additional population of 888 mortgage loans were added to the Compliance Review sample which consisted of (i) 425 mortgage loans that were previously reviewed in connection with prior purchases by the Client, (ii) 237 Texas mortgage loans that were previously non-performing, (iii) 136 re-performing mortgage loans, (iv) 49 mortgage loans that were modified in the 13-24 months prior to the Review, (v) 32 state specific mortgage loans, and (vi) 9 mortgage loans that were previously non-performing. These additions increased the relevant Compliance Review population to 1,321 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 557 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of 394 HOEPA mortgage loans and 163 mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population. This addition increased the total mortgage loans subject to the Compliance Review to 1,878 mortgage loans which represented approximately 51.61% of the Final Securitization Population.

Title Lien Alert Reviews (798 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 798 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Data Integrity Review (555 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 555 mortgage loans in the Final Securitization Population.

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Pay History Review (489 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 489 mortgage loans in the Final Securitization Population.

Collection Comment Review (3 Mortgage Loan in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 3 mortgage loans in the Final Securitization Population.

Home Data Index Ordering (3,636 Mortgage Loans in the Final Securitization Population)

Home Data Index (“HDI”) values were ordered by the Client on 3,636 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 3,639 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	3,639
Compliance Population	1,878	51.61%
Title Population	798	21.93%
Pay History Population	489	13.44%
Data Integrity Population	555	15.25%
Collection Comment Population	3	0.08%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	First Payment Date	Maturity Date
Amortization Term	Has Modification?	Mod Date
Amortization Type	Index Type	Mod First Payment Date
Appraised Value	Interest Only	Mod Maturity Date
Balloon Flag	Interest Only Period	Mod Original Interest Rate
Borrower First Name	Interest Rate Change Frequency	Mod P&I
Borrower Last Name	Interest Rate Initial Cap	Mod UPB
Borrower SSN	Interest Rate Life Cap	Note Date

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City	Interest Rate Life Floor	Occupancy
Coborrower First Name	Interest Rate Life Max	Original CLTV
Coborrower Last Name	Interest Rate Life Min	Original Interest Rate
Coborrower SSN	Interest Rate Periodic Cap	Original Loan Amount
Contract Sales Price	Lien Position	Original LTV
Doc Type	Lookback Period	Original P&I
First Interest Rate Change Date	LTV Valuation Value	Original Term
First Payment Change Date	Margin	Other Financing - Lien Position 2 - Current Balance
Payment Change Frequency	Refi Purpose	Step Rate (Period 2)
Property Type	Rounding Factor	Street
Purpose	Rounding Method	Zip
Rate Change Date (Period 1)	State
Rate Change Date (Period 2)	Step Rate (Period 1)

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any

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representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;

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iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;

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  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 1,878 mortgage loans, (ii) a Data Integrity Review on 555 mortgage loans, (iii) a Pay History Review on 489 mortgage loans, and (iv) a Collection Comment Review on three (3) mortgage loans. AMC also ordered and reviewed a lien search on 798 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,878 mortgage loans, 1,711 mortgage loans (91.11%) had exceptions with 806 mortgage loans (42.92%) retaining rating agency grades of “C/RC” or “D/RD” and 905 mortgage loans (48.19%) retaining a grade of “B / RB”. The remaining 167 mortgage loans (8.89%) are rating agency grade “A/RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Moodys & Morningstar #	Moodys & Morningstar %*	S&P #	S&P %*
A / RA	167	8.89%	167	8.89%
B / RB	905	48.19%	905	48.19%
C / RC	71	3.78%	31	1.65%
D / RD	735	39.14%	775	41.27%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the Moodys and Morningstar grading criteria.

Exception Type	Exception Level Grade	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	732
		Missing, Incorrect, or Incomplete Note	34
		Total Compliance Grade (D) Exceptions:	766
	C	State Defect	1,009
		Missing Required Data (other than HUD-1 or Note)	13
		Misc. State Level	3
		Missing, Incorrect, or Incomplete HUD-1	3
		State Late Charge	2
		Total Compliance Grade (C) Exceptions:	1,030
	B	Missing Application Date	1,406
		TILA	1,345
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1,002
		Missing, Incorrect, or Incomplete Final TIL	871
		State Defect	616
		Missing Non-Required Data	554
		LTV Test	539
		Misc. State Level	486
		RESPA	250
		Missing Required Data	147
		FACTA	106
		Compliance	51
		Missing, Incorrect, or Incomplete Final or Initial 1003	6
		Final TIL Estimated	6
		Missing, Incorrect, or Incomplete Initial TIL	3
		State HPML	1
		Federal Defect	1
		GSE	1
		Total Compliance Grade (B) Exceptions:	7,391
Total Compliance Exceptions:			9,192

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 555 mortgage loans included within the Data Integrity population, 12 unique mortgage loans (2.16%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	# Variances	Times Compared	% Variance
# of Units	0	555	0.00%
Amortization Term	0	549	0.00%
Amortization Type	0	547	0.00%
Appraised Value	4	75	5.33%
Balloon Flag	0	555	0.00%
Borrower First Name	0	531	0.00%
Borrower Last Name	0	531	0.00%
Borrower SSN	0	11	0.00%
City	0	555	0.00%
Coborrower First Name	0	182	0.00%
Coborrower Last Name	0	182	0.00%
Coborrower SSN	0	2	0.00%
Contract Sales Price	0	174	0.00%
Doc Type	0	536	0.00%
First Interest Rate Change Date	0	4	0.00%
First Payment Change Date	0	4	0.00%
First Payment Date	0	555	0.00%
Has Modification?	0	4	0.00%
Index Type	0	4	0.00%
Interest Only	0	501	0.00%
Interest Only Period	0	43	0.00%
Interest Rate Change Frequency	0	4	0.00%
Interest Rate Initial Cap	0	4	0.00%
Interest Rate Life Cap	0	4	0.00%
Interest Rate Life Floor	0	4	0.00%
Interest Rate Life Max	0	2	0.00%
Interest Rate Life Min	0	2	0.00%
Interest Rate Periodic Cap	0	4	0.00%
Lien Position	0	555	0.00%
Lookback Period	0	4	0.00%
LTV Valuation Value	0	482	0.00%
Margin	0	4	0.00%
Maturity Date	0	555	0.00%
Mod Date	0	4	0.00%
Mod First Payment Date	0	4	0.00%
Mod Maturity Date	0	4	0.00%
Mod Original Interest Rate	0	4	0.00%
Mod P&I	0	4	0.00%
Mod UPB	0	4	0.00%
Note Date	0	555	0.00%

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Field Label	# Variances	Times Compared	% Variance
Occupancy	0	555	0.00%
Original CLTV	1	555	0.18%
Original Interest Rate	1	555	0.18%
Original Loan Amount	3	555	0.54%
Original LTV	0	555	0.00%
Original P&I	0	555	0.00%
Original Term	0	549	0.00%
Other Financing - Lien Position 2 - Current Balance	0	54	0.00%
Payment Change Frequency	0	4	0.00%
Property Type	1	555	0.18%
Purpose	0	555	0.00%
Rate Change Date (Period 1)	0	1	0.00%
Rate Change Date (Period 2)	0	1	0.00%
Refi Purpose	2	363	0.55%
Rounding Factor	0	4	0.00%
Rounding Method	0	2	0.00%
State	0	555	0.00%
Step Rate (Period 1)	0	1	0.00%
Step Rate (Period 2)	0	1	0.00%
Street	0	555	0.00%
Zip	0	549	0.00%
Total	12	15,382	0.08%

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PAY HISTORY REVIEW SUMMARY

For the 489 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of March 31, 2016 for 1 mortgage loan, November 30, 2016 for 2 mortgage loans, August 31, 2017 for 14 mortgage loans, September 30, 2017 for 5 mortgage loans, October 31, 2017 for 13 mortgage loans, November 30, 2017 for 17 mortgage loans, December 29 or 31, 2017 for 184 mortgage loans and January 31, 2018 for 253 mortgage loans. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population.

Within this population, 398 mortgage loans (81.39%) had no delinquencies during the look back period; however, only 324 mortgage loans (66.26%) had complete payment history data. Each of the remaining 74 mortgage loans (15.13%) had at least one-month missing during the look back period. The remaining 91 mortgage loans were comprised of three (3) categories as follows: 75 mortgage loans (15.34%) had complete payment history data and exhibited at least one delinquency during the lookback period, 15 mortgage loans (3.07%) were missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period, and one (1) mortgage loan (0.20%) did not have any pay history provided.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data	324	66.26%
No Delinquency, At Least One Month Missing	74	15.13%
Delinquency, No Missing Data	75	15.34%
Delinquency, At Least One Missing Month	15	3.07%
Missing Entire History	1	0.20%

*May not sum to 100% due to rounding.

COLLECTION COMMENT REVIEW SUMMARY

For the three (3) mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer as of December 29, 2017 status date. At the time of the review, the current status of the mortgage loans was noted as delinquent on two (2) mortgage loans and in foreclosure on one (1) mortgage loan.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 798 mortgage loans which showed 457 mortgage loans were in first lien position. This review was unable to confirm the lien position on 341 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 323 mortgage loans were confirmed to be in first lien position through these supplemental searches. For the remaining 15 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position.

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ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	# Loans	% of Loans	Orig Bal	% of Orig Bal
Fixed	1,166	62.09%	$188,226,142.95	67.42%
Adjustable	712	37.91%	$90,970,205.05	32.58%
Total	1,878	100.00%	$279,196,348.00	100.00%

Lien Position	# Loans	% of Loans	Orig Bal	% of Orig Bal
1	1,878	100.00%	$279,196,348.00	100.00%
Total	1,878	100.00%	$279,196,348.00	100.00%

Loan Purpose	# Loans	% of Loans	Orig Bal	% of Orig Bal
Cash Out: Debt Consolidation	320	17.04%	$43,694,983.69	15.65%
Cash Out: Home Improvement/Renovation	6	0.32%	$605,750.00	0.22%
Cash Out: Other/Multi-purpose/Unknown Purpose	620	33.01%	$85,841,983.14	30.75%
Limited Cash-Out	1	0.05%	$54,550.00	0.02%
First Time Home Purchase	128	6.82%	$20,380,586.80	7.30%
Other-than-first-time Home Purchase	259	13.79%	$48,022,437.29	17.20%
Rate/Term Refinance - Borrower Initiated	261	13.90%	$44,582,696.03	15.97%
Construction to Permanent	11	0.59%	$7,703,700.00	2.76%
Unavailable	272	14.48%	$28,309,661.05	10.14%
Total	1,878	100.00%	$279,196,348.00	100.00%

Original Term	# Loans	% of Loans	Orig Bal	% of Orig Bal
0-120 Months	1	0.05%	$168,500.00	0.06%
121-180 Months	93	4.95%	$11,971,153.47	4.29%
181-240 Months	96	5.11%	$8,972,214.49	3.21%
241-360 Months	1,688	89.88%	$258,084,480.04	92.44%
Total	1,878	100.00%	$279,196,348.00	100.00%

Occupancy	# Loans	% of Loans	Orig Bal	% of Orig Bal
Primary	1,613	85.89%	$245,135,370.48	87.80%
Investment	177	9.42%	$21,324,283.00	7.64%
Second Home	14	0.75%	$4,921,635.00	1.76%
Unknown	74	3.94%	$7,815,059.52	2.80%
Total	1,878	100.00%	$279,196,348.00	100.00%

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Property Type	# Loans	% of Loans	Orig Bal	% of Orig Bal
Single Family Detached	1,134	60.38%	$170,100,958.76	60.93%
Co-op	3	0.16%	$400,600.00	0.14%
Condo, Low Rise	63	3.35%	$8,534,665.59	3.06%
PUD	126	6.71%	$32,783,617.13	11.74%
Townhouse	8	0.43%	$1,240,020.00	0.44%
Single-wide Manufactured Housing	52	2.77%	$3,528,491.65	1.26%
1 Family Attached	18	0.96%	$2,022,923.30	0.72%
2 Family	88	4.69%	$18,264,039.00	6.54%
3 Family	16	0.85%	$4,586,310.00	1.64%
4 Family	13	0.69%	$2,276,400.00	0.82%
Other	4	0.21%	$1,024,138.00	0.37%
Unavailable	353	18.80%	$34,434,184.57	12.33%
Total	1,878	100.00%	$279,196,348.00	100.00%

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